Execution Copy






            PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION TRUST

                   HOME EQUITY LOAN PASS-THROUGH CERTIFICATES

                                  SERIES 1997-1

                             UNDERWRITING AGREEMENT









March 21, 1997

                             UNDERWRITING AGREEMENT


PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza, 17th Floor
New York, New York  10292

March 21, 1997

Dear Sirs:

     Prudential Securities Secured Financing Corporation (the "Depositor") proposes, subject to the terms and conditions stated herein and in the attached Underwriting Agreement Standard Provisions, dated March 21, 1997 (the "Standard Provisions"), between the Depositor and Prudential Securities Incorporated, to issue and sell to you (the "Underwriter") the Securities specified in Schedule I hereto (the "Offered Securities"). The Depositor agrees that each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement. Each reference to the Representative herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Prospectus Supplement and the accompanying Prospectus relating to the Offered Securities (together, the "Prospectus") are incorporated by reference herein.

     Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Depositor agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Depositor, at the time and place and at the purchase price to the Underwriter and in the manner set forth in Schedule I hereto, the entire original principal balance of the Offered Securities.


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     If the foregoing is in accordance with your understanding,  please sign and return to us two counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Standard
Provisions  incorporated  herein  by  reference,   shall  constitute  a  binding
agreement between the Underwriter and the Depositor.

                                          Very truly yours,




                                          PRUDENTIAL SECURITIES SECURED
                                           FINANCING CORPORATION



                                          By:/s/ Glen Stein
                                             ---------------------------
                                          Name:   Glen Stein
                                          Title:  Vice President




Accepted as of the date hereof:


PRUDENTIAL SECURITIES INCORPORATED

By:/s/ Glen Stein
   ----------------------------
   Name:
   Title:


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                                                                      SCHEDULE I


Title of Offered
Securities:                Emergent Home Equity Loan Pass- Through Certificates,
                           Series  1997-1,  Class  A-1,  Class A-2 and Class A-3
                           (together, the "Class A Certificates.")

Terms of Offered
Securities:                The Offered Securities shall have the terms set forth
                           in the Prospectus and shall conform in all material respects to the descrip- tions thereof contained therein, and shall be issued pursuant to a Pooling and Servicing Agreement to be dated as of the Closing
                           Date among the Depositor, Emergent Mortgage Corp., as servicer, and First Union National Bank of North
                           Carolina, as trustee.

Purchase Price:            The  purchase  price for the  Class A-1  Certificates
                           shall be  $44,496,979  plus  accrued  interest at the
                           rate of 6.91%  per  annum  from  March 1, 1997 to the
                           date of payment  thereof.  The purchase price for the
                           Class A-2 Certificates  shall be $11,258,773.50  plus
                           accrued  interest at the rate of 7.30% per annum from
                           March 1,  1997 to the date of  payment  thereof.  The
                           purchase price for the Class A-3  Certificates  shall
                           be  $18,750,356.63  plus accrued interest at the rate
                           of 7.725% per annum from March 1, 1997 to the date of
                           payment thereof.  Total accrued interest on the Class
                           A-1,  Class  A-2  and  Class  A-3   Certificates   is
                           $373,649.29.

Specified funds for
payment of
Purchase Price:            Federal Funds (immediately available funds).

Required Rating:           Aaa by Moody's Investors Service, Inc.


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                           AAA by Standard & Poor's Ratings Services, a division
                           of The McGraw-Hill Companies, Inc.

Closing Date:              On or about  March  26,  1997 at 12:00  noon  eastern
                           standard time or at such other time as the Depositor and the Underwriter shall agree.

Closing Location:          Offices  of  Dewey  Ballantine,  1301  Avenue  of the
                           Americas, New York, New York.


Name and address of
Representative:            Designated   Representative:   Prudential  Securities
                           Incorporated.

Address for Notices,
etc.:                      One New York Plaza, 17th Floor
                           New York, New York  10292
                           Attn:  Glen Stein.


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                  STANDARD PROVISIONS TO UNDERWRITING AGREEMENT
                                 March 21, 1997


     From time to time, Prudential Securities Secured Financing Corporation, a Delaware corporation (the "Depositor") may enter into one or more underwriting agreements (each, an "Underwriting Agreement") that provide for the sale of designated securities to the several underwriters named therein (such underwriters constituting the "Underwriters" with respect to such Underwriting Agreement and the securities specified therein). The several underwriters named in an Underwriting Agreement will be represented by one or more representatives as named in such Underwriting Agreement (collectively, the "Representative"). The term "Representative" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any Underwriting Agreement. This Agreement shall not be construed as an obligation of the Depositor to sell any securities or as an obligation of any of the Underwriters to purchase such securities. The obligation of the Depositor to sell any securities and the obligation of any of the Underwriters to purchase any of the securities shall be evidenced by the Underwriting Agreement with respect to the securities specified therein. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of the communications transmitted. The obligations of the underwriters under this Agreement and each Underwriting Agreement shall be several and not joint. Unless otherwise defined herein, the terms defined in the Underwriting Agreement are used herein as defined in the Prospectus referred to below.

     1. The Offered Securities. The Depositor proposes to sell pursuant to the applicable Underwriting Agreement to the several Underwriters named therein home equity loan pass-through certificates (the "Securities") representing beneficial ownership interests in a trust, the trust property of which consists of a pool of Mortgage Loans and certain related property. The Securities will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") by and among the Depositor, Emergent Mortgage Corp. (the "Servicer") and First Union National Bank of North Carolina, as trustee (the "Trustee").

     The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the Pooling and


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Servicing Agreement  identified in such Underwriting  Agreement.  The Securities which are the subject of any particular Underwriting Agreement into which this Agreement is incorporated are herein referred to as the "Offered Securities."

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-16511), including a prospectus relating to the Securities under the Securities Act of 1933, as amended (the "1933 Act"). The term "Registration Statement" means such registration statement as amended to the date of the Underwriting Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the Offered Securities, as first filed with the Commission pursuant to Rule 424. The term "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities together with the Basic Prospectus.

     2. Offering by the Underwriters. Upon the execution of the Underwriting Agreement applicable to any Offered Securities and the authorization by the Representative of the release of such Offered Securities, the several Underwriters propose to offer for sale to the public the Offered Securities at the prices and upon the terms set forth in the Prospectus.

     3. Purchase, Sale and Delivery of the Offered Securities. Unless otherwise specified in the Underwriting Agreement, payment for the Offered Securities shall be made by certified or official bank check or checks payable to the order of the Depositor in immediately available or next day funds, at the time and place set forth in the Underwriting Agreement, upon delivery to the Representative for the respective accounts of the several Underwriters of the Offered Securities registered in definitive form and in such names and in such denominations as the Representative shall request in writing not less than five full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Offered Securities are herein referred to as the "Closing Date".

     4. Conditions of the Underwriters' Obligations. The respective obligations of the several Underwriters pursuant to the Underwriting Agreement shall be subject, in the discretion of the Representative, to the accuracy in all material respects of the representations and warranties of the Depositor contained herein as of the date of the Underwriting Agreement and as of the Closing Date as if made on and as of the Closing Date, to the accuracy in all material respects of the statements of the officers of the Depositor and the


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Servicer made in any certificates  pursuant to the provisions  hereof and of the
Underwriting Agreement, to the performance by the Depositor of its covenants and
agreements  contained  herein  and  to  the  following   additional   conditions
precedent:

     (a) All actions required to be taken and all filings required to be made by or on behalf of the Depositor under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act") prior to the sale of the Offered Securities shall have been duly taken or made.

     (b) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect; (ii) no proceedings for such purpose shall be pending before or threatened by the Commission, or by any authority administering any state securities or "Blue Sky" laws; (iii) any requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction, (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus except as otherwise stated therein, there shall have been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor; (v) there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or threatened, affecting the Depositor or the transactions contemplated by the Underwriting Agreement; (vi) the Depositor is not in violation of its charter or its by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violations or defaults separately or in the aggregate would have a material adverse effect on the Depositor; and (vii) the Representative shall have received, on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Depositor, to the foregoing effect.

     (c) Subsequent to the execution of the Underwriting Agreement, there shall not have occurred any of the following: (i) if at or prior to the Closing Date, trading in securities on the New York Stock Exchange shall have been suspended or any material limitation in trading in securities


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

     generally shall have been established on such exchange, or a banking moratorium shall have been declared by New York or United States authorities; (ii) if at or prior to the Closing Date, there shall have been an outbreak or escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States which results in the declaration of a national emergency or war, and, in the reasonable opinion of the Representative, makes it impracticable or inadvisable to offer or sell the Offered Securities or
     (iii) if at or prior to the Closing Date, a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities.

     (d) The Representative shall have received, on the Closing Date, a certificate dated the Closing Date and signed by an executive officer of the Depositor to the effect that attached thereto is a true and correct copy of the letter from each nationally recognized statistical rating organization (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act) that rated the Offered Securities and confirming that, unless otherwise specified in the Underwriting Agreement, the Offered Securities have been rated in the highest rating categories by each such organization and that each such rating has not been rescinded since the date of the applicable letter.

     (e) The Representative shall have received, on the Closing Date, an opinion of Dewey Ballantine, special counsel for the Depositor, dated the Closing Date, in form and substance satisfactory to the Representative and containing opinions substantially to the effect set forth in Exhibit A hereto.

     (f) The Representative shall have received, on the Closing Date, an opinion of counsel for the Servicer, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit B hereto.

     (g) The Representative shall have received, on the Closing Date, an opinion of counsel for the Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing


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

     opinions substantially to the effect set forth in Exhibit C hereto.

     (h) The Representative shall have received, on the Closing Date, an opinion of Dewey Ballantine, counsel for the Underwriters, dated the Closing Date, with respect to the incorporation of the Depositor, the validity of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Depositor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (i) The Representative shall have received, on or prior to the date of first use of the prospectus supplement relating to the Offered Securities, and on the Closing Date if requested by the Representative, letters of independent accountants of the Depositor in the form and reflecting the performance of the procedures previously requested by the Representative.

     (j) The Depositor shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of an executive officer of the Depositor satisfactory to the Representative as to the accuracy of the representations and warranties of the Depositor herein at and as of such Closing Date as if made as of such date, as to the performance by the Depositor of all of its obligations hereunder to be performed at or prior to such Closing Date, and as to such other matters as the Representative may reasonably request;

     (k) The Servicer shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of officers of such Servicer in form and substance reasonably satisfactory to the Representative;

     (l) The Policy shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus Supplement.

     (m) The Representative shall have received, on the Closing Date, an opinion of counsel to Financial Security Assurance Inc. ("the Certificate Insurer"), dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing


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

     opinions substantially to the effect set forth in Exhibit D hereto.

     (n) On or prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Certificate Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

     (o) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since December 31, 1994, of the Certificate Insurer, that is in the Representative's judgment material and adverse and that makes it in the Representative's judgment impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

     (p) The Representative shall have been furnished such further information, certificates, documents and opinions as the Representative may reasonably request.

     5. Covenants of the Depositor. In further consideration of the agreements of the Underwriters contained in the Underwriting Agreement, the Depositor covenants as follows:

     (a) To furnish the Representative, without charge, copies of the Registration Statement and any amendments thereto including exhibits and as many copies of the Prospectus and any supplements and amendments thereto as the Representative may from time to time reasonably request.

     (b) Immediately following the execution of the Underwriting Agreement, the Depositor will prepare a prospectus supplement setting forth the principal amount, notional amount or stated amount, as applicable, of Offered Securities covered thereby, the price at which the Offered Securities are to be purchased by the Underwriters from the Depositor, either the initial public offering price or prices or the method by which the price or prices at which the Offered Securities are to be sold will be determined, the selling concessions and


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

     reallowances,  if any, any delayed  delivery  arrangements,  and such other information as the Representative and the Depositor deem appropriate in connection with the offering of the Offered Securities, but the Depositor will not file any amendment to the Registration Statement or any supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy a reasonable time prior to the proposed filing or to which the Representative shall have reasonably objected. The Depositor will use its best efforts to cause any amendment to the Registration Statement to become effective as promptly as possible. During the time when a Prospectus is required to be delivered under the 1933 Act, the Depositor will comply so far as it is able with all requirements imposed upon it by the 1933 Act and the rules and regulations thereunder to the extent necessary to permit the continuance of sales or of dealings in the Offered Securities in accordance with the provisions hereof and of the Prospectus, and the Depositor will prepare and file with the Commission, promptly upon request by the Representative, any amendments to the Registration Statement or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriters, and will use its best efforts to cause the same to become effective as promptly as possible. The Depositor will advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed. The Depositor will advise the Representative, promptly after it receives notice or obtains knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose, or of any request made by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information, and the Depositor will use its best efforts to prevent the issuance of any such stop order or any order suspending any such


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

     qualification, and if any such order is issued, to obtain the lifting thereof as promptly as possible.

     (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary for any other reason to amend or supplement the Prospectus to comply with the 1933 Act, to promptly notify the Representative thereof and upon their request to prepare and file with the Commission, at the Depositor's own expense, an amendment or supplement which will correct such statement or omission or any amendment which will effect such compliance.

     (d) During the period when a prospectus is required by law to be delivered in connection with the sale of the Offered Securities pursuant to the Underwriting Agreement, the Depositor will file, on a timely and complete basis, all documents that are required to be filed by the Depositor with the Commission pursuant to Sections 13, 14, or 15(d) of the 1934 Act.

     (e) To qualify the Offered Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representative shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Representative may designate provided that in connection therewith the Depositor shall not be required to qualify to do business or to file a general consent to service of process in any jurisdiction.

     (f) To make generally available to the Depositor's security holders, as soon as practicable, but in any event not later than eighteen months after the date on which the filing of the Prospectus, as amended or supplemented, pursuant to Rule 424 under the 1933 Act first occurs, an earnings statement of the Depositor covering a twelve-month period beginning after the date of the Underwriting Agreement, which shall satisfy the provisions of


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     Section 11(a) of the 1933 Act and the applicable  rules and  regulations of the  Commission  thereunder  (including at the option of the Depositor Rule
     158).

     (g) For so long as any of the Offered Securities remain outstanding, to furnish to the Representative upon request in writing copies of such financial statements and other periodic and special reports as the Depositor may from time to time distribute generally to its creditors or the holders of the Offered Securities and to furnish to the Representative copies of each annual or other report the Depositor shall be required to file with the Commission.

     (h) For so long as any of the Offered Securities remain outstanding, the Depositor will, or will cause the Servicer to, furnish to the Representative, as soon as available, a copy of (i) the annual statement of compliance delivered by the Servicer to the Trustee under the applicable Pooling and Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Trustee pursuant to the applicable Pooling and Servicing Agreement, (iii) each report regarding the Offered Securities mailed to the holders of such Securities, and (iv) from time to time, such other information concerning such Securities as the Representative may reasonably request.

     6.   Representations  and  Warranties  of  the  Depositor.   The  Depositor
represents and warrants to, and agrees with, each Underwriter, as of the date of the Underwriting Agreement, as follows:

     (a) The Registration Statement including a prospectus relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the 1933 Act has been filed with the Commission and such Registration Statement, as amended to the date of the Underwriting Agreement, has become effective. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. A prospectus supplement specifically relating to the Offered Securities will be filed with the Commission pursuant to Rule 424 under the 1933 Act; provided, however, that a supplement to the Prospectus prepared pursuant to Section 5(b) hereof shall be


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

     deemed to have supplemented the Basic Prospectus only with respect to the Offered Securities to which it relates. The conditions to the use of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions on Form S-3, and the conditions of Rule 415 under the 1933 Act, have been satisfied with respect to the Depositor and the Registration Statement. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the rules and regulations thereunder that have not been so filed.

     (b) On the effective date of the Registration Statement, the Registration Statement and the Basic Prospectus conformed in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the date of the Underwriting Agreement and as of the Closing Date, the Registration Statement and the Prospectus conform, and as amended or supplemented, if applicable, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and on the date of the Underwriting Agreement and as of the Closing Date, neither of such documents includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and neither of such documents as amended or supplemented, if applicable, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to statements or omissions in any of such documents based upon written information furnished to the Depositor by any Underwriter specifically for use therein.

     (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor, whether or not arising in the ordinary course of the business of the Depositor.

     (d) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (e) The Depositor has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, order, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement and, if applicable, the Custodial Agreement, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriter of the Offered Securities; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and, except as set forth or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Depositor, threatened that would result in a material modification, suspension or revocation thereof.

     (f) The Offered Securities have been duly authorized, and when the Offered Securities are issued and delivered pursuant to the Underwriting Agreement, the Offered Securities will have been duly executed, issued and delivered and will be entitled to the benefits provided by the applicable Pooling and Servicing Agreement, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will conform in substance to the description thereof contained in the Registration Statement and the Prospectus, and will in all material respects be in the form contemplated by the Pooling and Servicing Agreement.

     (g) The execution and delivery by the Depositor of this Agreement, the Underwriting Agreement and the Pooling and Servicing Agreement are within the corporate power of the Depositor and neither the execution and delivery by the Depositor of this Agreement, the Underwriting Agreement and the

     Pooling and Servicing Agreement nor the consummation by the Depositor of the transactions therein contemplated, nor the compliance by the Depositor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter or the by-laws of the Depositor or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

     (h) The Underwriting Agreement has been, and at the Closing Date the Pooling and Servicing Agreement will have been, duly authorized, executed and delivered by the Depositor.

     (i) At the Closing Date, each of the Underwriting Agreement and the Pooling and Servicing Agreement will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (j) No filing or registration with, notice to, or consent, approval, non-disapproval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by the Underwriting Agreement or the Pooling and Servicing Agreement, except such as have been obtained and except such as may be required under the 1933 Act, the rules and regulations thereunder, or state securities or "Blue Sky" laws, in connection with the purchase and distribution of the Offered Securities by the Underwriters.

     (k) The Depositor owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Depositor.

     (l) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Depositor is a party or of which any property of the Depositor is the subject which, if determined adversely to the Depositor would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of the Depositor and, to the best of the Depositor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (m) Each of the Offered Securities will, when issued, be a "mortgage related security" as such term is defined in Section 3(a)(41) of the 1934 Act.

     (n) At the Closing Date each of the Mortgage Loans which is a subject of the Pooling and Servicing Agreement and all such Mortgage Loans in the aggregate will meet the criteria for selection described in the Prospectus, and at the Closing Date the representations and warranties made by the Depositor in such Pooling and Servicing Agreement will be true and correct as of such date.

     (o) At the time of execution and delivery of the Pooling and Servicing Agreement, the Depositor will have good and marketable title to the Mortgage Loans being transferred to the Trustee pursuant to the Pooling and Servicing Agreement, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively "Liens"), and will not have assigned to any person any of its right, title or interest in such Mortgage Loans or in such Pooling and Servicing Agreement or the Offered Securities being issued pursuant thereto, the Depositor will have the power and authority to transfer such Mortgage Loans to the Trustee and to transfer the Offered Securities to each of the Underwriters, and, upon execution and delivery to the Trustee of the Pooling and Servicing Agreement and delivery to each of the Underwriters of the Offered Securities, the Trustee will have good and marketable title to the Mortgage Loans and each of the Underwriters will have good and marketable title to the Offered Securities, in each case free and clear of any Liens.

     (p) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund (as defined in the Pooling and Servicing Agreement) is not required to be registered under the Investment Company Act of 1940, as amended.

     (q) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Underwriting Agreement, this Agreement, the Pooling and Servicing Agreement and the Offered Securities have been or will be paid at or prior to the Closing Date.

     7. Indemnification and Contribution.

     (a) The Depositor agrees to indemnify and hold harmless each Underwriter (including Prudential Securities Incorporated acting in its capacity as Representative and as one of the Underwriters), and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with (1) written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein or (2) information regarding the Mortgage Loans except to the extent that the Depositor has been indemnified by the Servicer. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

     (b) Each Underwriter will indemnify and hold harmless the Depositor, each of the Depositor's directors, each of the Depositor's officers who signed the Registration Statement and each person, if any, who controls the Depositor, within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Depositor, or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any other prospectus relating to the Offered Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Depositor acknowledges that the statements set forth under the caption "Plan of Distribution" in the Prospectus Supplement constitute the only information furnished to the Depositor by or on behalf of any Underwriter for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, and each of the several Underwriters represents and warrants that such statements are correct as to it.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ separate counsel to represent the Representative, those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Depositor under this Section 7 if, in the reasonable judgment of the Representative, it is advisable for the Representative and those Underwriters and controlling persons to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Depositor (it being understood, however, that the Depositor shall not, in connection with any one such claim or separate but substantially similar or related claim in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Representative and those Underwriters and controlling persons).

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 7 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection
     (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand, and the Underwriters on the other, from the offering of the Offered Securities (taking into account the portion of the proceeds of the offering realized by each), the Depositor's and the Underwriters' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total public offering price of the Offered Securities purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriters' obligation to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of
     Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the 1933 Act, shall have the same rights to contribution as the Depositor.

     (e) The parties hereto agree that the first sentence of Section 5 of the Indemnification Agreement (the "Indemnification Agreement") dated as of the Closing Date among the Certificate Insurer, the Servicer, the Depositor and the Underwriter shall not be construed as limiting the Depositor's right to enforce its rights under Section 7 of this Agreement. The parties further agree that, as between the parties hereto, to the extent that the provisions of Section 4, 5 and 6 of the Indemnification Agreement conflict with Section 7 hereof, the provisions of Section 7 hereof shall govern.

     (f) Each Underwriter agrees to provide the Depositor no later the date on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of its Derived Information (defined below) for filing with the Commission on Form 8-K.

     (g) Each  Underwriter  severally  agrees,  assuming all  Depositor-Provided
     Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Depositor, its respective officers and directors and each person who controls the Depositor within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of an Underwriter under this Section 8(E) shall be in addition to any liability which such Underwriter may otherwise have.

     The procedures set forth in Section 8(C) shall be equally applicable to this Section 8(E).

     For purposes of this Section 8, the term "Derived Information" means such portion, if any, of the information delivered to the Depositor pursuant to
Section 8(D) for filing with the Commission on Form 8-K as: (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and (ii) does not constitute Depositor-Provided Information. "Depositor-Provided Information" means any computer tape furnished to the Underwriter by the Depositor concerning the assets comprising the Trust.

     8. Survival of Certain Representations and Obligations. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Depositor, its officers and the several Underwriters set forth in, or made pursuant to, the Underwriting Agreement shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of any Underwriter, the Depositor, or any of the officers or directors or any controlling person of any of the foregoing, and shall survive the delivery of and payment for the Offered Securities.

     9. Termination.

     (a) The Underwriting Agreement may be terminated by the Depositor by notice to the Representative in the event that a stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings for that purpose shall have been instituted or threatened.

     (b) The Underwriting Agreement may be terminated by the Representative by notice to the Depositor in the event that the Depositor shall have failed, refused or been unable to perform all obligations and satisfy all conditions to be performed or satisfied hereunder by the Depositor at or prior to the Closing Date.

     (c) Termination of the Underwriting Agreement pursuant to this Section 9 shall be without liability of any party to any other party other than as provided in Sections 7 and 11 hereof.

     10. Default of Underwriters. If any Underwriter or Underwriters defaults or default in their obligation to purchase Offered Securities which it or they have agreed to purchase under the Underwriting Agreement and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or
Underwriters agreed but failed to purchase is ten percent or less of the aggregate principal amount, notional amount or stated amount, as applicable, of the Offered Securities to be sold under the Underwriting Agreement, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments under the Underwriting Agreement to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so defaults or default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occurs or occur is more than ten percent of the aggregate principal amount, notional amount or stated amount, as applicable, of Offered Securities to be sold under the Underwriting agreement, as the case may be, and arrangements satisfactory to the Representative and the Depositor for the purchase of such Offered Securities by other persons (who may include one or more of the non-defaulting Underwriters including the Representative) are not made within 36 hours after any such default, the Underwriting Agreement will terminate without liability on the part of any non-defaulting Underwriters or the Depositor except for the expenses to be paid or reimbursed by the Depositor pursuant to Section 11 hereof. As used in the Underwriting Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. Expenses. The Depositor agrees with the several Underwriters that:

     (a) whether or not the transactions contemplated in the Underwriting Agreement are consummated or the Underwriting Agreement is terminated, the Depositor will pay all fees and expenses incident to the performance of its obligations under the Underwriting Agreement, including but not limited to,
     (i) the Commission's registration fee, (ii) the expenses of printing and distributing the

     Underwriting  Agreement  and  any  related  underwriting   documents,   the
     Registration Statement, any Preliminary Prospectus, the Prospectus, any amendments or supplements to the Registration Statement or the Prospectus, and any Blue Sky memorandum or legal investment survey and any supplements thereto, (iii) fees and expenses of rating agencies, accountants and counsel for the Depositor, (iv) the expenses referred to in Section 5(e) hereof, and (v) all miscellaneous expenses referred to in Item 30 of the Registration Statement;

     (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, reasonably incurred by the Underwriters in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement will be borne and paid by the Depositor if the Underwriting Agreement is terminated by the Depositor pursuant to Section 9(a) hereof or by the Representative on account of the failure, refusal or inability on the part of the Depositor to perform all obligations and satisfy all conditions on the part of the Depositor to be performed or satisfied hereunder; and

     (c) the Depositor will pay the cost of preparing the certificates for the Offered Securities.

     Except as otherwise provided in this Section 11, the Underwriters agree to pay all of their expenses in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement, including the fees and expenses of their counsel and any advertising expenses incurred by them in making offers and sales of the Offered Securities.

     12. Notices. All communications under the Underwriting Agreement shall be in writing and, if sent to the Underwriters, shall be mailed, delivered or telegraphed and confirmed to the Representative at the address and to the attention of the person specified in the Underwriting Agreement, and, if sent to the Depositor, shall be mailed, delivered or telegraphed and confirmed to Prudential Securities Secured Financing Corporation, 199 Water Street, 26th Floor, New York, New York 10292, Attention: Director-Mortgage Finance Group; provided, however, that any notice to any Underwriter pursuant to the Underwriting Agreement shall be mailed, delivered or telegraphed and confirmed to such Underwriter at the address furnished by it.

     13. Representative of Underwriters. Any Represen- tative identified in the Underwriting Agreement will act for the Underwriters of the Offered Securities and any action taken by the Representative under the Underwriting Agreement will be binding upon all of such Underwriters.

     14. Successors. The Underwriting Agreement shall inure to the benefit of and shall be binding upon the several Underwriters and the Depositor and their respective successors and legal representatives, and nothing expressed or mentioned herein or in the Underwriting Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of the Underwriting Agreement, or any provisions herein contained, the Underwriting Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the representations and warranties of the Depositor contained herein or in the Underwriting Agreement shall also be for the benefit of any person or persons who controls or control any Underwriter within the meaning of Section 15 of the 1933 Act, and (ii) the indemnities by the several Underwriters shall also be for the benefit of the directors of the Depositor, the officers of the Depositor who have signed the Registration Statement and any person or persons who control the Depositor within the meaning of Section 15 of the 1933 Act. No purchaser of the Offered Securities from any Underwriter shall be deemed a successor because of such purchase. This Agreement and each Underwriting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15. Time of the Essence. Time shall be of the essence of each Underwriting Agreement.

     16. Governing Law. This Agreement and each Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                                                       Exhibit A


                          Opinions of Dewey Ballantine,
                        special counsel for the Depositor

     (i) Each of the Documents constitutes the valid, legal and binding agreement of the Depositor, and is enforceable against the Depositor in accordance with its terms.

     (ii) The Certificates, assuming the due execution by the Trustee and due authentication by the Trustee and payment therefor pursuant to the Underwriting Agreement, are validly issued and outstanding and are entitled to the benefits of the Pooling and Servicing Agreement.

     (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of New York for the execution, delivery and performance of the Documents or the offer, issuance, sale or delivery of the Certificates or the consummation of any other transaction contemplated thereby by the Depositor, except such which have been obtained.

     (iv) The Registration Statement and the Prospectus (other than the financial and statistical data included therein, as to which we are not called upon to express any opinion), at the time the Registration Statement became effective, as of the date of execution of the Underwriting Agreement and as of the date hereof comply as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Exchange Act and the rules and regulations thereunder, and we do not know of any amendment to the Registration Statement required to be filed, or of any contracts, indentures or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus, which has not been filed or described as required.

     (v) Neither the qualification of the Pooling and Servicing Agreement under the Trust Indenture Act of 1939, as amended, nor the registration of the Trust Fund created by the Pooling and Servicing Agreement under the Investment Company Act of 1940 is required.

     (vi) The statements in the Prospectus Supplement set forth under the caption "DESCRIPTION OF THE CERTIFICATES," to the extent such statements purport to summarize certain provisions of the Certificates or of the Pooling and Servicing

Agreement or of the Unaffiliated Seller's Agreement, are fair and accurate in all material respects.

                                                                       Exhibit B


                             Opinions of Counsel to
                                  the Servicer

     (i) The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of South Carolina and is qualified to transact business in the State of South Carolina.

     (ii) The Servicer has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Pooling and Servicing Agreement.

     (iii) The Pooling and Servicing Agreement has been duly and validly authorized, executed and delivered by the Servicer, all requisite corporate action having been taken with respect thereto, and constitutes the valid, legal and binding agreement of the Servicer, and is enforceable against the Servicer in accordance with its respective terms.

     (iv) The execution, delivery or performance by the Servicer of the Pooling and Servicing Agreement does not (A) conflict or will not conflict with or result or will result in a breach of, or constitute or will constitute a default under or violate or will violate, (i) any term or provision of the Articles of Incorporation or By-laws of the Servicer; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Servicer or any of its subsidiaries is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties; or (B) result in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Trust Fund or upon the Certificates, except as otherwise contemplated by the Pooling and Servicing Agreement.

     (v) No consent, approval, authorization or order of, registration or qualification of or with or notice to, any courts, governmental agency or body or other tribunal is required under the laws of New York or South Carolina, for the execution, delivery and performance of the Pooling and Servicing Agreement or the consummation of any other transaction contemplated thereby by the Servicer, except such which have been obtained.

     (vi) There are no legal or governmental suits, proceedings or investigations pending or, to such counsel's knowledge, threatened against the Servicer before any court, governmental agency or body or other tribunal (A) which, if determined adversely to the Servicer, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, business prospects, stockholders's equity or results of operations of the Servicer; or (ii) the Servicer's ability to perform its obligations under, or the validity or enforceability of the Pooling and Servicing Agreement; or (B) which have not otherwise been disclosed in the Registration Statement and to the best of such counsel's knowledge, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others.

                                                                       Exhibit C


                             Opinions of Counsel to
                                   the Trustee

     (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has the power and authority to enter into and to take all actions required of it under the Pooling and Servicing Agreement;

     (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and the Pooling and Servicing Agreement constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity;

     (iii) No consent, approval, authorization or other action by any governmental agency or body or other tribunal is required on the part of the Trustee in connection with its execution and delivery of the Pooling and Servicing Agreement or the performance of its obligations thereunder;

     (iv) The Certificates have been duly executed, authenticated and delivered by the Trustee; and

     (v) The execution and delivery of, and performance by the Trustee of its obligations under, the Pooling and Servicing Agreement do not conflict with or result in a violation of any statute or regulation applicable to the Trustee, or the charter or bylaws of the Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Trustee or the terms of any indenture or other agreement or instrument to which the Trustee is a party or by which it is bound.

                                                                       Exhibit D


                               Opinions of Counsel
                           to the Certificate Insurer

     (i) The Certificate Insurer is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York. The Certificate Insurer is validly licensed and authorized to issue the Policy and perform its obligations under the Policy in accordance with the terms thereof, under the laws of the State of New York.

     (ii) The execution and delivery by the Certificate Insurer of the Policy, the Insurance and Indemnity Agreement and the Indemnification Agreement are within the corporate power of the Certificate Insurer and has been authorized by all necessary corporate action on the part of the Certificate Insurer; the Policy has been duly executed and is the valid and binding obligation of the Certificate Insurer enforceable in accordance with its terms except that the enforcement of the Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity.

     (iii) The Certificate Insurer is authorized to deliver the Indemnification Agreement and the Insurance and Indemnity Agreement, and each Agreement has been duly executed and is the valid and binding obligation of the Certificate Insurer enforceable in accordance with its terms except that the enforcement thereof may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and by public policy considerations relating to indemnification for securities law violations.

     (iv) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required on the part of the Certificate Insurer, the lack of which would adversely affect the validity or enforceability of the Policy; to the extent required by applicable legal requirements that would adversely affect validity or enforceability of the Policy, the form of the Policy has been filed with, and approved by, all governmental authorities having jurisdiction over the Certificate Insurer in connection with such Policy.

     (v) To the extent the Policy  constitutes a security  within the meaning of
Section 2(1) of the 1933 Act, it is a security that is exempt from the registration requirements of the Act.

     (vi) The information set forth under the captions "THE INSURER" in the Prospectus insofar as such statements constitute a description of the Policy, accurately summarizes the Policy.


                                       D-2